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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 18, 1997
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                                THE GEON COMPANY
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               (Exact name of registrant as specified in charter)

   Delaware                        1-11804                34-1730488
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(State or other                (Commission               (IRS Employer
jurisdiction of                File number)              Identification No.)
incorporation)

                     One Geon Center, Avon Lake, Ohio         44012
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               (Address of principal executive offices)     (Zip Code)

         Registrant's telephone number, including area code   216-930-1241
                                                           -----------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 5.       Other Events
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The Geon Company announced that the Company's obligation to purchase the Calvert
City, Kentucky, chlor-akali and olefins facilities from The BFGoodrich Company has lapsed.

Item 7(c).    Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of August 18, 1997 announcing that Geon's obligation to purchase certain chlor-alkali and olefins facilities from BFGoodrich has lapsed.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE GEON COMPANY

                                               By \s\G.L. Rutman
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                                                  Gregory L. Rutman
                                                    Secretary

Dated August 19, 1997